Exhibit 99.2

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                                                                Final Transcript

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Conference Call Transcript

CPWR - Q1 FY2005 Compuware Corporation Earnings Conference Call

Event Date/Time: Jul. 22. 2004 / 5:00PM ET
Event Duration: 26 min

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                                                                Final Transcript
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CPWR - Q1 FY2005 Compuware Corporation Earnings Conference Call
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CORPORATE PARTICIPANTS

Pete Karmanos
Compuware Corporation - Chairman, CEO

Lisa Elkin
Compuware Corporation - VP, Telecommunications

CONFERENCE CALL PARTICIPANTS

Damien Renaldi
First Albany Capitol - Analyst

Unidentified

PRESENTATION

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Operator

Hello and welcome to the Compuware Corporation First Quarter teleconference, at the request of Compuware, this conference is being recorded for instant replay purposes. At this time, I'd like to turn the conference over to Ms. Lisa Elkin, vice-president of communications and investor relations for Compuware Corporation. Ms. Elkin, you may begin when when ready.

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Lisa Elkin - Compuware Corporation - VP, Telecommunications

Thank you very much Marquee, and good afternoon, ladies and gentlemen.

With me this afternoon, are Peter Karmanos, Chairman and Chief Executive Officer, Tommi White, Chief Operating Officer, Laura Fournier, Senior Vice-President and Chief Financial Officer, Bob Paul, CEO and President of
[INAUDIBLE] , Jerry Smith, Executive Vice President [INAUDIBLE] and Tom Costello, Senior Vice President and General Counsel. Certain statements made during this conference call that are not historical facts including those regarding the companies future plans, objectives and expected performance, are forward-looking statements within the meaning of the Federal security laws. These forward-looking statements represent our outlook only as of the date of this conference call. While we believe any forward-looking statements we have are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risk and uncertainties. These risks and uncertainties are discussed in the company's report filed with the Security and Exchange Commission.

You should refer to and consider these factors when relying on such forward-looking information. The company does not undertake and expressly disclaims any obligation to alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. For those of you who do not have a copy, I will begin by summarizing the press release. Peter will then provide comments on the quarter and we will conclude by opening the calls to your questions. Compuware reports fiscal year '05 first quarter results. Compuware Corporation today announced financial results for its first quarter ended June 30, 2004. Compuware reports first quarter revenues of $287.1 million, compared to $306 million in the first quarter of the previous fiscal year. Net income was $644,000, compared to $2.6 million, in the same quarter of fiscal 2004.

Earns per share diluted computation were break even compared to 1 cent based upon 388.4 million and 384 million shares

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                                                                Final Transcript
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CPWR - Q1 FY2005 Compuware Corporation Earnings Conference Call
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outstanding  respectively.  During the company's first quarter, software license fees were $51.4 million, compared to $55.3 million in the same same quarter of the previous year. Maintenance fees were $103.5 million, compared to $101.6 million in the first quarter of fiscal 2004. Revenue from professional services was $129.5 million, compared to $149.1 million in the same quarter last year. I would now like to turn the call over to Pete, Pete?

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Pete Karmanos - Compuware Corporation - Chairman, CEO

Thanks, Lisa.

On our fourth quarter conference call we discussed the projections for Compuware's fiscal year, 2005. In particular, I said we expect to earn between18 and 24 cents per share for the year. I also said that we would be profitable throughout fiscal '05, but that the first and second quarters would be modest. I believe all these things as firmly now as I did at the time when I said them. Yes, Q1 was a horrible disappointment.

We failed to meet the expectations of the investors, of Wall Street analysts, and our ourselves. During our May 12th conference call, Compuware's first quarter was six weeks old in tracking ahead for the same period last year. After the call, the services and maintenance businesses continued to track well in comparison to Q1 last year. Unfortunately, our new license business stopped in the last month of the quarter. We had sufficient pipeline to meet our expectations but failed, obviously to close the business. This was across all platforms, all geographies, all product lines. Suggesting a lack of customer [INAUDIBLE]. Yet these deals remain in our pipeline.

Obviously, the sale cycle has elongated, but the demand for business solutions Compuware can provide still exist. We must and we will do a better job of translating demand to close business, in dealing with increased sales cycles. The hesitancy of businesses to sign deals in Q1 can be seen in the lackluster results of our entire industry. As soon as the results of our quarter became clear, we joined many of our peers in forming the investment [INAUDIBLE] of our shortfall. The timing of our prerelease was based entirely on the availability of final data.

The substantial services component in our revenue requires a few more days then those needed for companies that only sell software. Despite this quarter, I remain optimistic so we can achieve the 18 to 24 cents per share guidance we gave for the year. The phrase that will continue to be most aptly described this year is ramp-up. As I've said, we expect a modest second quarter but there's true strength in our business that will become more apparent as the year progresses. You will see the strength and contours growing partnerships and our technology. This quarter's alliance with SAP has already resulted in more than a dozen large well-qualified opportunities.

Other partners continue to support the sales of Compuware's distributed products with more than 30% of distributed revenues flowing through partners, such as [INAUDIBLE] and Syrion. Optimal J license fees are up year over year and CARs revenue is on the rise, albeit painfully slow. Covisint and Changepoint are meeting our spaces and broadening the business opportunities, IT government remains hot. As matter of fact, this might be a clue to why the entire software industry may have stopped in June. I think an awful lot of people are standing down and trying to take care of the this, our [INAUDIBLE] needs.

Our technology strategy continues to be validated by respective third parties such as Gartner, who will issue a very positive report about Compuware and its business, shortly. We also have incredible strength demonstrated in the on going annuity of maintenance revenue. Maintenance was up year over year, again, confirming the value of customers find in both our distributed main frame products. Years of equity, Compuware has invested in the product make maintenance a very profitable business for us. More importantly, our high renewal rates are clear indicators of the credible return on investment Compuware products deliver. The strength of our service's, businesses, and its people, and it's competitive reach.

Compuwear services employees are in the data centers, and technology teams are the largest companies in the world. Our service teams deliver a competitive advantage to working with customers every day, and understanding their needs and through providing market intelligence, revenue has stabilized in this business and margins are solid. As we continue to attack high margin service opportunities, an increase the sales of our product related services, I expect our margins to grow. We have a tremendous asset in our balance sheet, highlighted by nearly 700 million in cash and investments.

Our receivable balance is more than 400 million and it's current. Our deferred revenues are nearly 330 and our long term deferred revenue is nearly 290 million. These will convert to cash and the numbers of a healthy company that has flexibility to support and invest in its business. Compuware's people, and technology, and its balance sheet are remarkable business resources. Tommi White and I are very carefully examing why we were unable to better use these resources to improve our software sales this quarter. Most importantly, we're determining how we will more effectively employ these assets going forward.

While we cannot control the technology spending environment, we can control the strength and consistency of our sales efforts, and the level of our expenses. I will assure you that I will be doing everything I can to increase the former and monitor the latter. Lisa?

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Lisa Elkin - Compuware Corporation - VP, Telecommunications

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                                                                Final Transcript
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CPWR - Q1 FY2005 Compuware Corporation Earnings Conference Call
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Ladies and gentlemen, we'll now be happy to take your questions.

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Operator

Thank you. Participants wishing to ask a question, simply press star, 1on your phone key pads. If you hear your question answered and you wish to withdraw, then you would press star, 2. Once again, participants wishing to ask a question, press star, 1 on your phone key pads.

QUESTION AND ANSWER

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Operator

Thank you, and our first question comes from Damien Renaldi of First Albany Capital.

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Damien Renaldi - First Albany Capitol - Analyst

Yes, good afternoon. On the topic of the control over what you can do with your sales organization to help drive more revenue, can you be a little bit more specific about what changes you're considering or what changes you've already implemented. Either terms of incentives or changes to territory management or things like that?

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Pete Karmanos - Compuware Corporation - Chairman, CEO

Damien, this is Peter Karmanos.

--------------------------------------------------------------------------------
Damien Renaldi - First Albany Capitol - Analyst

Thank you.

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Pete Karmanos - Compuware Corporation - Chairman, CEO

We really at this point in time, don't feel that we should make more changes, except, we're going to insist on them doing some things that we can control. One of the major things is increasing our pipeline from about 440 million, to somewhere around 650 or 660 million. That way, they're going to have to make significantly more calls then they have been. They're going to have to work a lot of hours, but the only way we can handle a slow down in the sales cycle is by increasing the backlog you have, and we really were resting more on our laurels from the final quarter of last year and we didn't push to get the pipeline increase that I think I talked about on a former conference call, and we are going to insist that we can get that pipeline. Our dilemma we find ourselves in is that we've made an investment in the sales force and we've made significant investment in marketing, and significant investment in technology, and one reaction to having sold less new licenses would be, maybe, to pull back on some of that. But I have a lot of confidence in our products. I have a lot of confidence in our strategy. That confidence is shared by people like Gartner and Meda and we're really going to make sure we properly utilize the investments that we've made and saying that we do have a lot of control over is establishing a much higher pipeline for sales this year. So that's really the basic steps that we're going to take. We're going to communicate to our sales force the expectations and then we're going to monitor that on a weekly basis to make sure we're actually reaching that goal. We're going to find two or three other

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                                                                Final Transcript
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CPWR - Q1 FY2005 Compuware Corporation Earnings Conference Call
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things that we can do with the sales force that can be monitored  as well,  just to ensure for our own sanity, that we're doing the things that we can control.

--------------------------------------------------------------------------------
Damien Renaldi - First Albany Capitol - Analyst

Okay. To the point about the not holding back from the investments that you've made made in sales and marketing to help drive some of this pipeline expansion, do you anticipate having to make incremental investments to drive Lee generation either directly or through your partners?

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Pete Karmanos - Compuware Corporation - Chairman, CEO

No. You know, that's one of the more frustrating things about the quarter. We have all those things in place. We're not going to have to add to anything. It's just execution.

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 Damien Renaldi  - First Albany Capitol - Analyst

Okay. And then, I noticed there was a roughly $2 million contribution from the Changepoint operation, can you talk a little bit about the business environment for IT governments to the extent that that might have been a factor in the lack of purchasing activity? How much can you capitalize on customer focus there? And what are the pipeline's and opportunities look for that piece of the business?

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Pete Karmanos - Compuware Corporation - Chairman, CEO

Well, Jerry Smith, I think I'll let him answer that question.

--------------------------------------------------------------------------------

Thank you. Came I don't know, I think the if nom we're seeing as comment commented that a lot of the CIO's out there are slowing down on their purchases of other technology and looking to put in place, an application to help them better manage in a more business-like manner and clearly, responding to a initiative that's underway here in North America. To that end, our pipeline has increased quite dramatically especially with larger, you know, fortune 2000 organizations. As we look to the future, we see a pipeline in and around the $50 million mark, software license revenue and we feel that there were quite comfortable that this market is there and that we will see dramatic growth and as we are seeing today. And,hope to capitalize it over the next short while. Did your organization or your piece of the Compuware organization experience the same hold-back at the end of the quarter that the other parts did? No, we didn't. We saw that this was a priority and companies are moving. I will comment. It is a different type of IT spend, though. It's a larger enterprise application. So the the investigation, the understanding the -- It's a little behind in other types of applications because it's new. And all to it's a big sale, it's not only the dollar volume that they're carefully spending it's also the impact that it will have to their operations. So, there's the demand, they're moving forward. But it's a big application. That's going to necessitate change in their company, so, you know, they're not buying them off the shelf. They're buying them very carefully. Last question question I have related to the on going dispute with bim. My understanding was that some activities can occur, scheduled to occur in September. Has there been any progress on that front towards a settlement or are you likely to end up as scheduled in court? The Federal judge in his wisdom, has rescheduled the case for November. And he's allowed each of us three weeks, I think, he said it won't take any longer then six weeks. In the meantime, we're looking at some options with meeting with bim to try and -- IBM to get the settlement going and we think that might be the best thing to do at this point in time for everybody. Was Was that, at all, a factor in the performance this quarter, concern about that, the status of that? No. Not one bit. Okay. Thank you very much. Okay. DAMION, this is laura, I want to make sure we're clear. Changepoint Changepoint knew is not in the product license line. There's also maintenance and services so there was more of a contribution there. Thank you. Once again, part pants if you wish to ask a question, simply press * 1 on your phone key pads at this time. Our next question is from Kirk of Bank of America securities. Pete, you talked about license dropped off at the end of the quarter, I think, you said across all product lines. Was there any split between the distributed products products dropping off in the mainframe or equally across both? It was, unfortunately, wide . Okay. And laura, you talked about the Changepoint, can we get an idea of what the total contribution was? In terms of revenue, they have another close to $2 million in services then about about $1 million in maintenance. million in services then about $1 million in maintenance. And And finally, pete, in terms -- I realize you reiterated your stations for EPS, do you feel like the -- Your Honor expect taying expectations. Do you feel the same way about the cash flow. The cash flow from operations. $100 million to $150. Thank you very much. Thank you. Our next question comes from David of bridger capitol. I have a couple of questions. . I guess the first is, as you mentioned. If you can't control the IT spending environment and the length of the sales cycle what specifically are you looking at that gives you confidence for your numbers? We have a pipeline, really what happens when the sales cycle elon gates is that you just close the smaller percentage of your pipeline. So, for example, if you have a $400 million pipeline and the next quarter you're going to close 15% of that. That's $60 million. And that 15% really doesn't change, but you can change the size of the pipeline. So if you need to make your numbers and instead of closing 20 you're only closing 15, you still close 15%. But it's a much bigger number. Okay and then, in terms of market share, as I'm sure you guys know, Mercury's numbers were at least up this year, depending on how you look at it, between 20 and 30%, they had an acquisition, of course. How do you guys think you're fairing in terms of market share? Well, I think Mercury has issued an internal memorial month that says we're -- Mem month that says

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                                                                Final Transcript
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CPWR - Q1 FY2005 Compuware Corporation Earnings Conference Call
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we're their top  competitor  and they  should  make double all their  efforts in competitive situations against us. So, I think we're doing much better in going after them. We really have an overall strategy. There's really about three companies that can sell enterprise solutions in North America. And that is, Mercury, IBM and ourselves. We think we're much better positioned because we have a much stronger capability capability on the development side in that our CARS product from a quality point of view is superior and we have a good strategy for replacing their existing testing tools. So, we're we're working very hard on that. I think they recognize that in their -- They're aware of us, I think we're doing better. We've always been a distant second. We're going to be a less-distant second. Okay. Do you have anything quantitative in terms of just being able to measure how you're holding up versus entire quarters? Well, we don't have anything quantitative for this this call, but, we know we're doing better. Okay. And then, my last question is. I know of one that comes comes up from time to time, the share buy-back. If you talked on your April 15th call, in great detail out out how you think the stock can be worth as high as $20 to $25 a share and you talked about if it didn't get there or start moving in that that direction until six or 12 months. You might look at other optionsers you know how the stock did as $5. You have $70 million in cash and investments on your if you're confident in the low end of the range you spoke about in the past, when would there be a better time then now to start start buying back the shares? Let's try to dissect that. First of all, we certainly, as the stock guess down we take a look at it. When I talk about it it was $8 a share. And it went to $6 before we announced anything. I don't think we have any leak in our company or anything like that. It really concerned me. The Problem. I have right now, is I don't think we have enough investors in the stock. And. I really need to go out and DO a road show. And talk about our strategy and where our products are and literally, to sell the company from a stock point of view. But when I -- Thank God. I didn't DO it last quarter. When you deliver a quarter as scimpy as this one, then you convince a bunch of people to buy shares and then the bottom drops out. . I watched the stock go from $to $6 and the weakness in the stock, I really really, is that some of our old-time investors got out of technology and never have gotten back into into. And we need to go and tell a good story and make sure that we deliver on our numbers. And right now, I'm frightened to do that. So on the other hand, if the stock got down to a certain price point, we'd buy it like crazy. At the same time, I really believe build value is to have companies that is growing and profitable profitable and the stock will go up. The $20 a share. I talked about where the value of the different pieces of the company. All right? I didn't say it should be trading in the market for that. I'm just saying that the break up value value for the company is far in excess -- Break up value of the company is for in excess of what the current stock price is. And how to uncap that value is important, but it wouldn't be fair to go out and sell pieces of the business today and/or take all of our cash and bias much stock back as we could, when we could, we think, invest that money in the business and grow the business and there by, grow the prices of stock. . I mean, I'm -- I don't mean to talk in circles but, you know, it's a problem. I face every day and it's certainly, something we're going to consider doing. And And And whooled get you comfortable enough to go out and DO some investor conferences or DO a road show? Have some visibility into our quarter so. I don't look like an idiot. Okay. Thanks a lot. Okay. Thank you, once again, participants if you wish to ask a question, press * 1 on your key pads at this time. Thank you ladies and gentlemen, we will now conclude the question and answer portion of today's conference call and I'd like to turn the calling back over to Lisa. Ma'am? At this time, ladies and gentlemen, we will adjourn this conference call, thank you very much for your time and interest in Compuware and. I hope you have a pleasant evening. . This concludes today's conference call, you you may disconnect at this time. Thank you for your participation.

--------------------------------------------------------------------------------

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